UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date earliest event reported): May 19, 2021

CuriosityStream Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39139	84-1797523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8484 Georgia Ave., Suite 700

Silver Spring, Maryland 20910

(Address of Principal Executive Offices, including zip code)

(301) 755-2050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	CURI	NASDAQ
Warrants, each exercisable for one share of Common stock at an exercise price of $11.50 per share	CURIW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2021, the Compensation Committee of the Board of Directors (the “Committee”) of CuriosityStream Inc. (the “Company”) approved a bonus plan which provides for bonuses for over-performance on 2021 revenue goals (the “Over-Performance Plan”). Under the Over-Performance Plan, certain employees of the Company, including Clint Stinchcomb (President and Chief Executive Officer), Jason Eustace (Chief Financial Officer and Treasurer), Tia Cudahy (Chief Operating Officer, General Counsel and Secretary) and Devin Emery (Chief Product Officer and EVP Content Strategy), will be eligible to receive a payment from a bonus pool if the Company’s “total revenue”, as determined by the Committee, exceeds $71,000,000. For this purpose, only fifty percent (50%) of any “M&A Revenue” (as determined by the Committee) shall be included in the calculation of “total revenue”. The size of the bonus pool will be determined based on the amount by which the Company’s “total revenue” exceeds $71,000,000 under a formula set forth in the Over-Performance Plan. The bonus pool will be $50,000 if the “total revenue” exceeds $72,000,000 and will increase by 0.75% of “total revenue” for each additional $1,000,000 of “total revenue” in excess of $71,000,000, with a maximum bonus pool of $1,175,000 if the “total revenue” exceeds $81,000,000. The Over-Performance Plan sets forth the percentage to be paid to each specified participant, and the Committee has delegated to the Company’s Chief Executive Officer the authority to name additional employees to participate in the Over-Performance Plan in respect of percentages left unallocated. The percentages of the bonus pool applicable to each of the named executive officers are as follows: Mr. Stinchcomb, 17.9%; Mr. Eustace, 3.38%; Ms. Cudahy, 3.38%; and Mr. Emery, 2.91%. Payments under the Over-Performance Plan, if any, will be made on or before March 15, 2022 to each participating employee who is an employee in good standing with the Company on the date on which payment is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIOSITYSTREAM INC.

By:	/s/ Tia Cudahy
Name:	Tia Cudahy
Title:	Chief Operating Officer and General Counsel

Date: May 25, 2021